Income Taxes (Details 2) - USD ($) $ in Millions	12 Months Ended
	Apr. 30, 2016	Apr. 30, 2015	Apr. 30, 2014
Percent of Pretax Income
Statutory federal income tax rate	35.00%	35.00%	35.00%
State and local income taxes	2.50%	2.40%	1.90%
Domestic manufacturing deduction	(3.50%)	(2.90%)	(3.00%)
Deferred tax benefit from integration	(5.20%)	0.00%	0.00%
Other items – net	0.80%	(0.40%)	(0.40%)
Effective income tax rate	29.60%	34.10%	33.50%
Income taxes paid	$ 290.5	$ 199.3	$ 294.4